PROVISIONS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2018
Disclosure of other provisions [abstract]
PROVISIONS AND CONTINGENT LIABILITIES
PROVISIONS AND CONTINGENT LIABILITIES
The Company’s current known provisions and contingent liabilities consist of environmental and restoration obligations, termination benefits and other and litigation.
The reconciliation of the Company’s provisions is as follows:

	Environmental	Restoration	Termination benefits and other	Litigation	Total
	$	$	$	$	$
Balance, December 31, 2016	2,506	1,859	1,383	143	5,891
Provisions assumed through business acquisitions	192	—	—	—	192
Additional provisions	—	5	516	—	521
Amounts used	(417)	(505)	(1,200)	(104)	(2,226)
Amounts reversed	—	(387)	(152)	—	(539)
Net foreign exchange differences	7	25	7	—	39
Balance, December 31, 2017	2,288	997	554	39	3,878

Amount presented as current	106	55	457	39	657
Amount presented as non-current	2,182	942	97	—	3,221
Balance, December 31, 2017	2,288	997	554	39	3,878

Provisions assumed through business acquisitions	50	602	30	942	1,624
Additional provisions	100	7	2,054	250	2,411
Amounts used	(88)	(5)	(769)	(33)	(895)
Amounts reversed	(506)	—	—	—	(506)
Net foreign exchange differences	(15)	(33)	(8)	—	(56)
Balance, December 31, 2018	1,829	1,568	1,861	1,198	6,456

Amount presented as current	184	50	1,772	256	2,262
Amount presented as non-current	1,645	1,518	89	942	4,194
Balance, December 31, 2018	1,829	1,568	1,861	1,198	6,456

The environmental provision pertains primarily to the post-closure activities of the Columbia, South Carolina manufacturing facility.
The restoration provision pertains to leases at manufacturing facilities where the Company is obligated to restore the leased properties to the same condition that existed at the lease commencement date. The carrying amount of this obligation is based on management’s best estimate of the costs of the permanent removal of the Company’s manufacturing equipment used in these facilities. The restoration provisions increased during the year ended December 31, 2018, due to the additional leased manufacturing facilities as a result of the Company's purchase of Polyair on August 3, 2018. Refer to Note 17 for additional information on business acquisitions. Restoration obligations settled during the year ended December 31, 2017 were primarily related to the closure of the Fairless Hills, Pennsylvania manufacturing facility other small restructuring initiatives.
Termination benefits added during the year ended December 31, 2018 relate primarily to the closure of the Johnson City, Tennessee manufacturing facility and other restructuring initiatives. Termination benefits settled during the year ended December 31, 2017 were primarily related to the closure of the Fairless Hills, Pennsylvania manufacturing facility. Refer to Note 4 for additional information on manufacturing facility closures, restructuring and other related charges.
The Company is engaged from time-to-time in various legal proceedings and claims that have arisen in the ordinary course of business. The outcome of all of the proceedings and claims against the Company is subject to future resolution, including the uncertainties of litigation. Based on information currently known to the Company and after consultation with outside legal counsel, management believes that the probable ultimate resolution of any such proceedings and claims, individually or in the aggregate, will not have a material adverse effect on the financial condition of the Company, taken as a whole, and accordingly, no material amounts have been recorded as of December 31, 2018.
As of December 31, 2018, and 2017, no reimbursements are expected to be received by the Company for any of the provided amounts and there were no contingent assets at any of the financial statement reporting dates covered by these consolidated financial statements.